UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, Cohen & Company, LLC (the “Operating Company”), a Delaware limited liability company and a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), is the manager of Insurance Acquisition Sponsor III, LLC and Dioptra Advisors III, LLC (together, the “Insurance SPAC III Sponsor Entities”), and the Insurance SPAC III Sponsor Entities are sponsors of INSU Acquisition Corp. III, a blank check company that was created to seek to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Insurance SPAC III”).

On November 18, 2022, Insurance SPAC III announced that, because it will not consummate an initial business combination within the time period required by its organizational documents, Insurance SPAC III intends to (i) dissolve and liquidate effective as of the close of business on December 22, 2022, and (ii) redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering at a per-share redemption price of approximately $10.09.

Insurance SPAC III anticipates that the Insurance SPAC’s Class A common stock, as well as its publicly traded units and warrants, will cease trading as of the close of business on December 21, 2022.

Insurance SPAC III’s sponsors, including the Insurance SPAC III Sponsor Entities, have agreed to waive their redemption rights with respect to their outstanding shares of Class B common stock issued prior to Insurance SPAC III’s initial public offering.

As previously disclosed, the Operating Company loaned Insurance SPAC III an aggregate of $960,000 to cover Insurance SPAC III’s operating costs following its initial public offering, all of which remains outstanding as of the date of this Current Report on Form 8-K. The Company expects that this loan will not be repaid and to record this amount as an expense during the fourth quarter of 2022.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of the Company’s future financial performance based on the Company’s growth strategies and anticipated trends in its business. These statements are based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov and the Company’s website at www.cohenandcompany.com/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, including those caused by the Russian invasion of Ukraine, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in our businesses, (e) the ability to attract and retain personnel, (f) litigation and regulatory issues, (g) competitive pressure, (h) an inability to generate incremental income from new or expanded businesses, (i) unanticipated market closures or effects due to inclement weather or other disasters, (j) losses (whether realized or unrealized) on our principal investments, (k) the possibility that payments to the Company of subordinated management fees from its CDOs will continue to be deferred or will be discontinued, (l) the possibility that the stockholder rights plan may fail to preserve the value of the Company’s deferred tax assets, whether as a result of the acquisition by a person of 5% of the Company’s common stock or otherwise, (m) a reduction in the volume of investments into SPACs, (n) the difficulty in identifying potential business combinations as a result of increased competition in the SPAC market, (o) the value of our holdings of founders shares in post-business combination companies is volatile and may decline and the possibility that significant portions of the founder shares may remain restricted for a long period of time, (p) the possibility that the Company will stop paying quarterly dividends to its stockholders, (q) the possibility that the Company will incur additional losses liquidating collateral related to a reverse repo with now bankrupt First Guaranty Mortgage Corporation, (r) the impacts of rising interest rates and inflation, and (s) the impacts of the COVID-19 pandemic. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: November 22, 2022	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer